UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2011

HERCULES OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51582 (Commission File Number)	56-2542838 (IRS Employer Identification No.)

9 Greenway Plaza, Suite 2200 Houston, Texas (Address of principal executive offices)	77046 (Zip Code)
Registrant’s telephone number, including area code: (713) 350-5100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 28, 2011, Hercules Offshore, Inc. (“Hercules”) issued a press release reporting its second quarter 2011 results. The press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.
     The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by Hercules under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Press release issued by Hercules dated July 28, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.
Date: July 28, 2011	By:	/s/ Stephen M. Butz
Stephen M. Butz Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Press release issued by Hercules dated July 28, 2011.